UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 12, 2017

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31463	16-1241537
(Commission File Number)	(IRS Employer Identification No.)

345 Court Street Coraopolis, Pennsylvania	15108
(Address of Principal Executive Offices)	(Zip Code)

(724) 273-3400
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Dick's Sporting Goods, Inc. (the "Company") is filing this Current Report on Form 8-K/A to correct a computation error in the Company's press release furnished by the Company with its Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 7, 2017 (the "Original Filing").

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

This Form 8-K/A is being filed solely to correct a computation error in the calculation of Adjusted EBITDA within the "GAAP to non-GAAP Reconciliation - Adjusted EBITDA" tables in the Original Filing. This computation error resulted in a $23.4 million overstatement of Adjusted EBITDA amounts for both the 13 weeks and 52 weeks ended January 28, 2017. The corrected tables are furnished herewith.

There are no additional changes to the Original Filing.

The information in this Current Report on Form 8-K/A, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit No.	Description

99.1	Corrected "GAAP to non-GAAP Reconciliation - Adjusted EBITDA" tables

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: May 12, 2017	By:	/s/ LEE J. BELITSKY
	Name:	Lee J. Belitsky
	Title:	Executive Vice President – Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Corrected "GAAP to non-GAAP Reconciliation - Adjusted EBITDA" tables